UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2018

AVALON HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-14105	34-1863889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Way, Warren, Ohio 44484

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (330) 856-8800

(Former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 Entry into a Material Definitive Agreement

On May 31, 2018, Avalon Holdings Corporation and certain wholly owned subsidiaries (collectively “Avalon” or the “Company”) entered into a new business loan agreement with Home Savings Bank, (the “Line of Credit Agreement”) which provides for a line of credit of up to $5.0 million maturing on May 31, 2020. Under the Line of Credit Agreement, borrowings in excess of $1.0 million are subject to a borrowing base which is calculated based off a specific level of eligible accounts receivable of the waste management business as defined in the agreement. No amounts were drawn under the Line of Credit Agreement at May 31, 2018.

Outstanding borrowings under the Line of Credit Agreement bear interest at Prime Rate plus .25%. At May 31, 2018, the interest rate on the Line of Credit Agreement was 5.00%.

Borrowings under the Line of Credit Agreement are secured by certain business assets of the Company including accounts receivable, inventory and equipment. The Line of Credit Agreement also contains certain financial and other covenants, customary representations, warranties and events of default.

The existing line of credit agreement with Home Savings Bank, dated December 20, 2016, as amended, was terminated in conjunction with the new Line of Credit Agreement.

The forgoing description of the Line of Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Line of Credit Agreement, which is filed with this report as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 and is incorporated herein by reference.

ITEM 1.02 Termination of a Material Definitive Agreement

The disclosure set forth in Item 1.01 of this report concerning termination of the existing line of credit agreement with Home Savings Bank, dated December 20, 2016, as amended, is incorporated into this Item 1.02 by reference.

ITEM 9.01 Financial Statements and Exhibits

10.1      Business Loan Agreement (Asset Based), dated as of May 31, 2018 between Avalon Holdings Corporation and certain wholly owned subsidiaries, as borrowers, and Home Savings Bank, as lender.

10.2      Promissory Note, dated as of May 31, 2018 between Avalon Holdings Corporation and certain wholly owned subsidiaries, as borrowers, and Home Savings Bank, as lender.

10.3      Commercial Security Agreement, dated as of May 31, 2018 between Avalon Holdings Corporation and certain wholly owned subsidiaries, as borrowers, American Landfill Management, Inc., as grantor, and Home Savings Bank, as lender.

10.4      Commercial Security Agreement, dated as of May 31, 2018 between Avalon Holdings Corporation and certain wholly owned subsidiaries, as borrowers, American Waste NJ L.L.C., as grantor, and Home Savings Bank, as lender.

10.5      Commercial Security Agreement, dated as of May 31, 2018 between Avalon Holdings Corporation and certain wholly owned subsidiaries, as borrowers, American Waste Management Services, Inc., as grantor, and Home Savings Bank, as lender.

10.6     Loan Documents Addendum, dated as of May 31, 2018 between Avalon Holdings Corporation and certain wholly owned subsidiaries, as borrowers, and Home Savings Bank, as lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON HOLDINGS CORPORATION
(Registrant)

DATED: May 31, 2018		/s/ Bryan P. Saksa
	By:	Bryan P. Saksa
Chief Financial Officer and Treasurer

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